Other operating expenses (income), net (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other operating expenses (income), net
Loss on disposal of subsidiaries			$ 1,544,922
Government subsidy income	(34,340,993)	(19,937,901)	(14,706,120)
Loss on disposal of equipment	157,437	1,910,363	248,785
Other income	(7,983,993)	(2,194,020)	(1,771,691)
Other expenses	3,579,469	4,073,571	540,159
Total	$ (38,588,080)	$ (16,147,987)	$ (14,143,945)